UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2005

IAC/INTERACTIVECORP

(Exact name of Registrant as specified in charter)

Delaware

0-20570

59-2712887

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

152 West 57th Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 26, 2005, Bryan Lourd was elected to the Board of Directors of IAC/InterActiveCorp (“IAC”).  Mr. Lourd, age 44, has served as partner and Managing Director of Creative Artists Agency (‘‘CAA’’) since October 1995.  CAA is among the world’s leading entertainment agencies based in Beverly Hills, California, with offices in Nashville, New York and Beijing.  He is a graduate of the University of Southern California.

As of the date of this Current Report on Form 8-K, no determination has been made as to whether Mr. Lourd will serve as a member of any Committee(s) of IAC’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Gregory R. Blatt
Name:	Gregory R. Blatt
Title:	Executive Vice President and
General Counsel

Date:  May 2, 2005